SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 13, 2004

Rockwell Collins, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16445	52-2314475
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Collins Road NE, Cedar Rapids, Iowa (Address of principal executive offices)		52498 (Zip Code)

Registrant’s telephone number, including area code: (319) 295-1000

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.         Financial Statements, Pro Forma Financial Information and Exhibits.

(c)         Exhibits.

99.1     Press release of Registrant dated January 13, 2004.

Item 9.         Regulation FD Disclosure.

Registrant’s press release dated January 13, 2004, regarding Rockwell Collins increasing fiscal year 2004 earnings per share guidance and setting first quarter 2004 earnings release date is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROCKWELL COLLINS, INC. (Registrant)

By	/s/ Gary R. Chadick

Gary R. Chadick Senior Vice President, General Counsel and Secretary

Dated: January 14, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Registrant dated January 13, 2004.

2